                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report, dated February 4, 2000, included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-61932, 33-59185, 33-59183, 333-31847 and 333-78771.



                                                    Arthur Andersen LLP
Boston, Massachusetts
March 20, 2000